# Fidelity Private Credit Fund

**FACT SHEET** NOVEMBER 2024

Fidelity Private Credit Fund ("The Fund") provides individual investors with access to private credit through an investor-friendly business development company. The Fund seeks attractive, risk-adjusted total returns consisting of current income and capital appreciation. Historically, private debt has exhibited the consistency of public fixed-income, total returns comparable to US stocks, and more modest declines than US stocks and public high yield in periods of stress.

## Portfolio Snapshot

**10.14%**
Distribution yield[1]

**12.19%**
Total return since inception[2]

**$25.75**
NAV per share

**4.2x**
Senior leverage

**2.3x**
Interest coverage

## Performance Summary

**MONTHLY CLASS I TOTAL NET RETURN (%)**

| | JAN | FEB | MAR | APR | MAY | JUN | JUL | AUG | SEP | OCT | NOV | DEC |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2024 | 0.86% | 1.24% | 0.30% | 1.07% | 1.05% | 0.69% | 0.66% | 0.53% | 0.95% | - | - | - |
| 2023 | - | - | 1.26% | 0.63% | 0.66% | 1.14% | 0.83% | 1.11% | 1.32% | 0.92% | 0.93% | 1.81% |

**CLASS I TOTAL NET RETURN (%)**

| 1-Month | 3-month | YTD | 1-Yr | 3-Yr | 5-Yr | Since Inception |
|---|---|---|---|---|---|---|
| 0.95% | 2.15% | 7.58% | 11.56% | - | - | 12.19% |

## Recent Transaction : MoboTrex

**TRANSACTION DETAILS**

**Industry:** Industrials

**Close Date:** June 2024

**Security Type:** Senior secured loan, revolving credit facility, delayed draw term loan, equity co-investment

**Coupon:** SOFR+550bps

**Deal Fee:** 2.00% OID[3]

**Call Protection:** 102 / 101

**INVESTMENT OVERVIEW**

MoboTrex is a leading provider of intelligent transportation systems equipment, serving departments of transportation, integrators, and other dealers. The company manufactures branded traffic-control signals and cabinets, and distributes third-party traffic cameras, radar-detection equipment, and pedestrian safety signals. Leveraging its long history, commitment to high quality, and US-based manufacturing, MoboTrex has established a leading market share. The company's strong position in a growing industry with favorable demand trends reinforces the team's conviction in the investment.

All portfolio data shown as of 9/30/2024.[1]Annualized distribution yield is calculated by annualizing the current declared distribution and dividing by the last reported monthly net asset value We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. See the Fund's prospectus. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. [2]Fund Inception 3/13/2023. While our strategic focus is within the range indicated above, the fund may selectively make investments in companies outside this range. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. Interest coverage is the pro-forma trailing 12-month ratio. [3]OID represents a fee charged to the borrower in the form of an original issue discount (OID) which is discount to the full par value due over the term of the loan.

For use with eligible investors only.

Not FDIC Insured ● May Lose Value ● No Bank Guarantee

**FACT SHEET** NOVEMBER 2024

# Fidelity Private Credit Fund

## Portfolio Statistics Q3 2024

| Net portfolio value | % Floating Rate | % First Lien | Loan-to-value (LTV) | Median EBITDA |
|---|---|---|---|---|
| $1.1B | 99.4% | 99.4% | 38% | $25.6M |

## Portfolio Overview Q3 2024

### Industry Diversification



Application Software
Specialized Consumer Services
Health Care Services
Industrial Machinery & Supplies & Components
Packaged Foods & Meats
Environmental & Facilities Services
Health Care Technology
Diversified Support Services
Health Care Facilities
Human Resource & Employment Services
Other
0%
20%
40%

### Asset Allocation[1]



First Lien Direct Loans 84.7%
First Lien BSLs 14.3%
Second Lien BSLs 0.5%
Equities 0.5%

## Senior Investment Leadership Team



**David Gaito**
Head of Direct Lending
Co-Lead Portfolio Manager



**Therese Icuss**
Managing Director
Co-Lead Portfolio Manager



**Jeffrey Scott**
Managing Director
Co-Lead Portfolio Manager

**Past performance is historical and does not guarantee future results.**

[1]Based on weighted average of the Fund's private credit commitments as of September 30, 2024. Earnings is generally defined as Earnings before interest, taxes and depreciation (EBITDA). Financing role is based on the loans closed over the trailing 12-month period ended September 30, 2024. Loan to Value is the average at closing for directly originated loans. BSL = Broadly syndicated loans.

For use with eligible investors only.

Fidelity Private Credit Fund

**FACT SHEET** NOVEMBER 2024

# Key Terms & Fees

| PRINCIPAL TERMS | |
|---|---|
| **Investment Advisor** | Fidelity Diversifying Solutions LLC |
| **Eligible Investors** | Eligibility minimums apply and vary by state of residence.<br>See prospectus for details. |
| **Fund Structure** | Public, non-listed, perpetually offered business development company (BDC) |
| **Minimum Investment** | Share class specific |
| **Subscriptions** | Monthly at NAV (fully funded) accepted on the first business day of each month with 5 business days advanced notification |
| **Distributions** | Monthly distributions<br>Not guaranteed and subject to Board approval |
| **Liquidity** | • Intends to make quarterly repurchases of up to 5.0% of fund shares at NAV at quarter end<br>• Shares not held for at least 12 months and tendered for repurchase are subject to repurchase at 98% at NAV<br>• Not guaranteed and subject to Board approval. The share repurchase program may be modified, suspended or terminated at the Board's discretion. |
| **Leverage** | Expected range 0.90X–1.5X debt-to-equity with a regulatory cap at 2.0X |
| **Tax Reporting** | Form 1099 DIV |
| **FEES** | |
| **Management Fee** | • 1.25% on net (vs. gross) assets |
| **Incentive Fee** | • 12.5% of net investment income subject to a 5.0% annualized hurdle with a catch-up, and paid quarterly in arrears<br>• 12.5% of cumulative realized gains net of realized and unrealized losses paid |
| **Additional Fees**<br>Class S & D ONLY | • Certain financial intermediaries may directly charge you transaction or other fees up to a 3.50% cap on NAV for Class S shares and a 1.50% cap on NAV for Class D shares, as it states in the Prospectus, and a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV.<br>• The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering |

| SHARE CLASS SPECIFIC FEES | CLASS I | CLASS S | CLASS D |
|---|---|---|---|
| **Minimum Investment** | $25,000[1] | Only available through certain non-Fidelity financial intermediaries<br>$2,500 | $2,500 |
| **Upfront Placement Fee** | None | Up to 3.5% | Up to 1.5% |
| **Maximum Early Repurchase Deduction**[2] | 2.00% | 2.00% | 2.00% |
| **Total Annual Expenses** | 5.08% | 5.93% | 5.33% |
| **Total Annual Expenses (after expense support)**[3] | 3.80% | 4.65% | 4.05% |

Fees and Expenses shown are intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown. **1.** The Managing Dealer has waived or reduced from $1,000,000 for certain categories of investors. **2**. Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year may be subject to a fee of 2.0% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders**. 3.** We have entered into the Expense Support Agreement with the Adviser pursuant to which the Adviser is obligated to advance all of our "Other Operating Expenses" (each, a "Required Expense Payment") for the 12-month period commencing September 23, 2022, and unless terminated, for each successive one-year period, to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund's NAV. The Adviser may elect to pay, at such times as the Adviser determines, certain expenses on our behalf (each, a "Voluntary Expense Payment" and together with a Required Expense Payment, the "Expense Payments"), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. The Adviser will be entitled to reimbursement of an Expense Payment from Fund under certain conditions. However, the Adviser has waived its right to receive any reimbursement effective from the Fund's inception date until such time as revoked by the Adviser upon thirty days' prior written notice to the Fund. Because the Adviser's obligation to make Voluntary Expense Payments is voluntary, the fees above do not reflect the impact of any Voluntary Expense Payments from the Adviser.

For use with eligible investors only.

Fidelity Private Credit Fund Not FDIC Insured • May Lose Value • No Bank Guarantee Risk Factors Investors should review the offering documents, including the description of risk factors contained in the Fund's Prospectus (the "Prospectus"), prior to making a decision to invest in the securities described herein. The Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should be made after reviewing such Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. There is no assurance that we will achieve our investment objective. An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program. This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them. You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop. Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. We use leverage, which will magnify the potential for loss on amounts invested in us. We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Information provided herein is for discussion and illustrative purposes only and is not a recommendation or an offer or solicitation to buy or sell any security or for any investment advisory service. This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Fidelity Private Credit Fund is managed by Fidelity Diversified Solutions LLC, a registered investment adviser, and is offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. Important Information This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please read this information carefully. Speak with your relationship manager if you have any questions. Information provided in, and presentation of, this document are for informational and educational purposes only and are not a recommendation to take any particular action, or any action at all, nor an offer or solicitation to buy or sell any securities or services presented. It is not investment advice. Fidelity does not provide legal or tax advice. Before making any investment decisions, you should consult with your own professional advisers and take into account all of the particular facts and circumstances of your individual situation. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in these materials because they have a financial interest in them, and receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. 1167736.1.1 FIDELITY DISTRIBUTORS COMPANY LLC, 500 SALEM STREET, SMITHFIELD, RI 02917 FIDELITY BROKERAGE SERVICES LLC, MEMBER NYSE, SIPC, 900 SALEM STREET, SMITHFIELD, RI 02917 © 2024 FMR LLC. ALL RIGHTS RESERVED FACT SHEET NOVEMBER 2024